                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 17, 1999


                                 OMNICARE, INC.
             (Exact Name of registrant as specified in its charter)


    Delaware                         1-8269                     31-1001351
 (State or other                   (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of Incorporation)



100 East RiverCenter Blvd.
Suite 1600
Covington, KY                                                  41101
(Address of principal                                       (Zip Code)
executive offices)



                                  (606)392-3300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

               The Registrant reports preliminary second quarter 1999 results. The Registrant's press release is attached as an exhibit to this report and incorporated herein by reference.

                                    EXHIBITS

99(a) Registrant's press release dated June 17, 1999.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OMNICARE, INC.
                                               (Registrant)



                                           By  David W. Froesel, Jr.
                                              ----------------------------------
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

Dated: June 17, 1999



                                       2


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Item 5.  Other Events

               The Registrant reports preliminary second quarter 1999 results. The Registrant's press release is attached as an exhibit to this report and incorporated herein by reference.

                                    EXHIBITS

99(a) Registrant's press release dated June 17, 1999.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OMNICARE, INC.
                                               (Registrant)



                                           By
                                              ----------------------------------
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

Dated: June 17, 1999



                                       2


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                                    EXHIBITS

Exhibit        Description
-------        -----------
99(a)          Registrant's press release dated June 17, 1999.




                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.......................'r'